OTHER NON-CURRENT ASSETS, NET (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2022 USD ($)	Jun. 30, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)
OTHER NON-CURRENT ASSETS
Prepaid long-term deposit and loans to lock-up an equity interest investment (Note i)		¥ 106,277	¥ 103,009
Long-term receivables from Jinghan Taihe (Note ii)			13,723
Long-term restricted cash (Note iii)		17,791	18,950
Long-term lease deposits		2,772	3,087
Others		3,005	3,595
Total	$ 19,385	¥ 129,845	¥ 142,364